9. Provision for Reclamation Liabilities	12 Months Ended
Dec. 31, 2017
Provision For Reclamation Liabilities
Provision for Reclamation Liabilities
($000s)	December 31, 2017	December 31, 2016
Beginning of the year	3,510	1,329
Acquisition of SnipGold (note 10)	-	2,224
Derecognition of Red Mountain	(1,039)	-
Accretion	10	19
Current year adjustment	-	(62)
End of the year	2,481	3,510

The Company’s policy on reclamation liabilities is described in Note 3. Although the ultimate costs to be incurred are uncertain, the Company’s estimates are based on independent studies or agreements with the respective government body for each project using current restoration standards and techniques. The estimate of the asset retirement obligations, as at December 31, 2017, was calculated using the total estimated cash flows, of $2.5 million (December 31, 2016 - $3.5 million) required to settle estimated obligations and expected timing of cash flow payments required to settle the obligations between 2017 and 2026. The discount rate used to calculate the present value of the reclamation obligations was 1.6% at December 31, 2017 (1.7% - December 31, 2016). In 2017, the Company derecognized approximately $1.0 million of accrued reclamation liabilities related to the Red Mountain Project (see Note 7). The Company has placed a total of $1.2 million (December 31, 2016 - $2.0 million) on deposit with financial institutions that are pledged as security against the reclamation liability.

In 2017, the Company charged $2.1 million of rehabilitation costs to the consolidated statement of operations and comprehensive loss related to the remediation and closure planning of the Johnny Mountain Mine site contained within the Iskut property in British Columbia. Costs included site cleanup and work being performed on an annual filing to the British Columbia Ministry of Energy, Mines and Petroleum Resources.